EXHIBIT 99.1


                                  NEWS RELEASE


                                               CONTACT:  Lester A. Aaron
                                                         Chief Financial Officer
                                                         (818) 591-9800


                   UNICO AMERICAN CORPORATION REPORTS RESULTS
                   FOR ITS SECOND QUARTER ENDED JUNE 30, 2003

Woodland Hills, California, August 13, 2003 - Unico American Corporation (NASDAQ
- "UNAM") announced today that for its quarter ended June 30, 2003, revenues were $12,292,016 and the net income was $561,276 ($0.10 diluted income per share) compared with revenues of $11,328,455 and net loss of $3,662,872 ($0.67 diluted loss per share) for the quarter ended June 30, 2002. Revenues for the six months ended June 30, 2003, were $23,708,607 and the net income was $794,359 ($0.14 diluted income per share) compared with revenues of $21,980,448 and a net loss of $3,556,820 ($0.65 diluted loss per share) for the six months ended June 30, 2002.

Stockholders' equity was $39,309,033 at June 30, 2003, or $7.16 per common share including unrealized after-tax investment gains of $3,223,446 compared to stockholders' equity of $38,408,990 or $7.00 per common share including unrealized after-tax investment gains of $3,117,762 at December 31, 2002.

In August 2003, an adverse binding arbitration decision on a 1993 claim exceeded Crusader's reinsurance coverage. As a result of this decision, the Company will incur adverse development on this claim, net of reinsurance, of approximately $2,000,000 or approximately $1,320,000 net of taxes. The adverse development on this claim will be recognized in the quarter ending September 30, 2003, and may result in the Company incurring a net loss for that quarter.

This release contains forward-looking statements and information relating to the Unico American Corporation that are based on our beliefs as well as assumptions made by and information currently available to us. The words "anticipate", "may" and similar expressions, as they relate to us, are intended to identify forward-looking statements. Actual results could differ materially from those projected in such forward-looking statements. Information concerning certain factors that could cause actual results to differ materially is included in the Unico American's Form 10-K for the year ended 2002, as filed with the SEC.

Unico American Corporation is an insurance holding company that provides property, casualty, health and life insurance, and related premium financing through its wholly owned subsidiaries.

                                 (Table Follows)

                   UNICO AMERICAN CORPORATION AND SUBSIDIARIES
                     SUMMARY OF CONSOLIDATED FINANCIAL DATA
                                   (UNAUDITED)
                       ($ in thousands, except per share)



                                                                  Three Months Ended Ended              Six Months Ended
                                                                          June 30                           June 30
                                                                          -------                           -------
                                                                     2003            2002              2003         2002
                                                                     ----            ----              ----         ----

Revenues
Insurance Company Revenues
   Premium earned                                                   $12,648        $9,788             $24,073       $19,041
   Premium ceded                                                      3,915         1,533               7,379         3,194
                                                                      -----         -----              ------        ------
      Net premium earned                                              8,733         8,255              16,694        15,847
   Investment income                                                  1,214         1,368               2,481         2,758
   Other income                                                          24             7                  43             9
                                                                      -----         -----              ------        ------
      Total Insurance Company Revenues                                9,971         9,630              19,218        18,614

Other Revenues from Insurance Operations
   Gross commissions and fees                                         2,070         1,449               4,007         2,888
   Investment income                                                     13            21                  26            27
   Finance charges and late fees earned                                 231           220                 451           439
   Other income                                                           7             8                   7            12
                                                                     ------        ------              ------        ------
      Total Revenues                                                 12,292        11,328              23,709        21,980
                                                                     ------        ------              ------        ------

Expenses
Losses and loss adjustment expenses                                   6,996        12,496              13,676        18,826
Policy acquisition costs                                              1,870         2,279               3,654         4,429
Salaries and employee benefits                                        1,286         1,052               2,479         2,039
Commissions to agents/brokers                                           382           303                 785           606
Other operating expenses                                                886           735               1,883         1,481
                                                                     ------        ------              ------        ------
   Total Expenses                                                    11,420        16,865              22,477        27,381
                                                                     ------        ------              ------        ------

   Income (Loss) Before Income Taxes                                    872        (5,537)              1,232        (5,401)
Income Tax Provision (Benefit)                                          311        (1,874)                438        (1,844)
                                                                        ---         -----                ----         -----

   Net Income (Loss)                                                   $561       $(3,663)               $794       $(3,557)
                                                                        ===         =====                 ===         =====


PER SHARE DATA
Basic
  Earnings (Loss) Per Share                                           $0.10        $(0.67)              $0.14        $(0.65)
  Weighted Average Shares (000)                                       5,490         5,488               5,490         5,485
Diluted
  Earnings (Loss) Per Share                                           $0.10        $(0.67)              $0.14        $(0.65)
  Weighted Average Shares (000)                                       5,526         5,488               5,517         5,485


INSURANCE COMPANY STATUTORY
 OPERATING RATIOS
Losses and Loss Adjustment Expenses                                   79.7%        151.0%               81.6%        118.4%
Underwriting Expenses                                                 28.9%         34.7%               29.1%         35.4%
                                                                     -----         -----               -----         -----
  Combined Ratio                                                     108.6%        185.7%              110.7%        153.8%
                                                                     =====         =====               =====         =====


                                       2